UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2007

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

171 North Altadena Drive, Suite 101, Pasadena, California		91107
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation:

On December 7, 2007, a majority of the common stockholders of the Company and the Board of Directors of the Company voted to amend the Company's Articles of Incorporation and increase the number of shares of authorized common stock from eight hundred million (800,000,000) shares to one billion five hundred million (1,500,000,000) shares. The par value of the common stock remains at one tenth of one cent ($0.001).

The text of the Amendment to the Articles of Incorporation is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Amendments to Bylaws:

On December 10, 2007, the Board of Directors of the Company voted to amend the following sections of the Company's Bylaws: (i) Article II, Section I(a), relating to the number of directors to serve on the Board of Directors, and (ii) Article XIII, relating to indemnification of the Company's directors, officers, employees and agents.

The text of the Amendments to the Bylaws is attached to this Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Item 8.01 Other Events.

Amendment to 2005 Stock Incentive Plan:

On December 7, 2007, a majority of the common stockholders of VIASPACE Inc. (the "Company" or "Corporation") and the Board of Directors of the Company approved an amendment to the Company's 2005 Stock Incentive Plan (the "Amendment").

The Amendment is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Repricing of Stock Options:

On December 7, 2007, a majority of the common stockholders of the Company and the Board of Directors of the Company voted to reprice all outstanding stock options held by all employees and directors and a portion of outstanding stock options held by consultants. The stock options were repriced to the closing price of the Company's common stock on December 7, 2007 which was $0.075 per share. In accordance with the 2005 Stock Incentive Plan, the repriced exercise price to employees that are 10% or greater shareholders is 10% higher, or an exercise price of $0.0825 per share.

Prior to the date of the repricing, all employees, consultants and directors of the Corporation were holding stock options that had exercise prices higher than the current and recent trading prices of the Corporation’s common stock and were out-of-the-money. A majority of the common stockholders and the Board of Directors of the Corporation determined that these out-of-the-money options were not achieving the purposes for which they were intended, and that it was in the best interests of the Corporation that stock options previously granted to employees, consultants and directors be repriced to the current market price in order to provide better performance incentives and more closely align the interests of the Corporation’s employees, consultants and directors with those of the Corporation’s stockholders in maximizing stockholder value.

In accordance with Statement of Financial Accounting Standards, (SFAS) No. 123(R), "Share-Based Payment", Exhibit 10.2 is incorporated herein by reference and presents summary information concerning the repricing of the Company's stock options.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

10.1 Amendment to 2005 Stock Incentive Plan dated December 7, 2007
10.2 Summary of repricing on December 7, 2007
10.3 Text of Amended Articles of Incorporation
10.4 Text of Amended Bylaws

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

December 13, 2007	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amendment to 2005 Stock Incentive Plan dated December 7, 2007
10.2	Summary of repricing on December 7, 2007
10.3	Text of Amended Articles of Incorporation
10.4	Text of Amended Bylaws